                                                                   Exhibit 10.11

                    SECOND AMENDED CREDIT FACILITY AGREEMENT


         This second Amended Credit Agreement is dated for reference February 27, 2002 and made among MFC MERCHANT BANK S.A., a bank organized under the laws of Switzerland ("Merchant Bank" or the "Lender") and MYMETICS CORPORATION (f/k/a Ichor Corporation, a corporation organized under the laws of the State of Delaware, as a successor in interest hereunder by assignment and assumption to Hippocampe) (the "Borrower").

         WHEREAS Merchant Bank and the Borrower entered into that certain Credit Facility Agreement dated July 27, 2000 (the "Credit Agreement");

         WHEREAS on December 29, 2000, all the rights and obligations under the Credit Agreement were assigned to and assumed by Ichor Corporation;

         WHEREAS Ichor Corporation changed its name to Mymetics Corporation on July 23, 2001;

         WHEREAS Merchant Bank and the Borrower entered into an Amended Credit Facility Agreement dated August 13, 2001 (the "First Amended Credit Agreement") in order to extend the Maturity Date of the Credit Agreement to February 28, 2002;

         WHEREAS on December 27, 2001 the Borrower prepaid Euro 747,300 of the outstanding aggregate principal amount of the Advances made to the Borrower under the Credit Agreement; and

         WHEREAS Merchant Bank and the Borrower have agreed to further extend the Maturity Date of the Credit Agreement to August 31 2002 and the Borrower has agreed to provide additional security to Merchant Bank in consideration therefor.

         NOW THEREFORE, in consideration of the premises and the covenants contained herein the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. EXTENSION OF MATURITY DATE. Section 2.1 of the Credit Agreement shall be amendment in its entirety by deleting such section and replacing the same with the following:

         SECTION 2.1. CREDIT FACILITY. The Lender shall make available to the Borrower in accordance with, and subject to the terms and the conditions of this Agreement, until August 31, 2002 (the "Maturity Date"), a revolving term facility in the principal amount of up to Euro 1,300,000 (the "Credit Facility") and made available to the Borrower by way of Advances in accordance with Section
2.2 hereof. The Maturity Date may be extended for an additional term of up to six months at the option of the Lender, which option is exercisable in the Lender's sole discretion.




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         3.       REPLACEMENT OF SCHEDULE A. Schedule A to the Credit Agreement
                  shall be amended in its entirety by deleting such schedule and replacing the same with Schedule A attached hereto.

         4. CONTINUED PERFECTION AND AGREED RELEASE OF SECURITY. The Borrower shall take such action and execute and deliver to the Lender such agreements, conveyances, deeds and other documents and instruments as the Lender shall reasonably request for the purpose of establishing, perfecting, preserving and protecting the Security and any additional security given to the Lender to secure the Obligations, in each case forthwith upon request therefor by the Lender and in form and substance reasonably satisfactory to the Lender.

         5. FULL FORCE AND EFFECT. All the other provisions of the Credit Agreement shall continue in full force and effect and shall not be modified hereby.

         6. GOVERNING LAW. This Second Amended Credit Agreement shall be construed, performed and enforced in accordance with, and governed by, the internal laws of Switzerland, without giving effect to the principles of conflict of law thereof.

         7.       CONSENT TO JURISDICTION.

                  (1) Each of the parties hereby irrevocably affords to the non-exclusive jurisdiction of the Courts of Geneva (Switzerland) in any action or proceeding arising out of ore relating to this Second Amended Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

                  (2) Nothing in this Section 7 shall affect the right of the Lender to serve legal process in any other manner permitted by Law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts or other jurisdictions.

         8. ENGLISH VERSION. The parties hereby represent, warrant, acknowledge and agree that: (i) they have agreed that this Second Amended Credit Agreement be drawn upon in the English language; and (ii) the English version of this Second Amended Credit Agreement shall govern for all purposes.

         9. SEVERABILITY. If one or more provisions of this Second Amended Credit Agreement be or become invalid, or unenforceable in whole or in part in any jurisdiction, the validity of the remaining provisions of this Second Amended Credit Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the corporate intent of the invalid provision.

                                      -2-
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         10.      SUCCESSORS AND ASSIGNS. This Second Amended Credit Agreement
                  shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

         11. COUNTERPARTS. This Second Amended Credit Agreement may be executed in counterparts, each of which will be an original and all of which will continue the same document.

         12. FACSIMILE. The parties hereto agree that this Second Amended Credit Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Second Amended Credit Agreement bearing original signatures forthwith upon demand.

THE BORROWER:

MYMETICS CORPORATION



Per: /s/ [illegible]
     -----------------------------
         Authorized Signatory



Per: /s/ [illegible]
     -----------------------------
         Authorized Signatory



THE LENDER:

MFC MERCHANT BANK S.A.



Per: /s/ [illegible]
     -----------------------------
         Authorized Signatory



Per: /s/ [illegible]
     -----------------------------
         Authorized Signatory

                                       A-1
                                   SCHEDULE A

                           LIST OF PATENTS OF BORROWER



APPLICATION NO.         APPLICATION DATE                 PUBLICATION NO.
---------------         ----------------                 ---------------

97/74587                November 17, 1997                2711011

PCT/FR9X02447           November 17, 1998                WO99/25377

99/06528                May 21, 1999                     N/A

PCT/FR00/01399          May 22, 2000                     N/A

01/10910                August 17, 2001                  N/A

01/15423                November 23, 2001                N/A

01/15424                November 29, 2001                N/A

01/36290                December 17, 2001                N/A

US 60/340492            December 18, 2001                N/A



                                      A-1